© 2013 Oldemark LLC Second-Quarter 2014 Conference Call August 7, 2014 Exhibit 99.1

© 2013 Oldemark LLC DAVID POPLAR Vice President Investor Relations 2

Today’s Agenda CEO Overview Emil Brolick Financial Update Todd Penegor Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on August 7,
2014 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on August 7, 2014 and posted on
www.aboutwendys.com.

Forward-Looking Statements and Non-GAAP Financial Measures

© 2013 Oldemark LLC EMIL BROLICK President & CEO President & CEO 5

© 2013 Oldemark LLC
COMPANY RESTAURANT MARGIN
IMPROVED 110 bps TO 17.8 PERCENT
PLANNED SALE OF ~ 135 RESTAURANTS
IN CANADA LEADS GROWTH INITIATIVE
ACHIEVED EARNINGS GROWTH WITH 418
FEWER COMPANY RESTAURANTS

ADJUSTED EBITDA & ADJUSTED EPS
GROWTH IN LINE WITH EXPECTATIONS
STRONG COMPANY-OPERATED SAME-
RESTAURANT SALES OF 3.9 PERCENT

7 Wendy's Second-Quarter 2014 Highlights 2Q 2014 3.9% 2Q 2013 0.4% Two-year 4.3% North America Company-Owned Same-Restaurant Sales

Achieving Consistent Same-Restaurant Sales Growth

Improvement of
500+ bps in
second half vs.
first half of Q1
TWO-YEAR:
4.3%
TWO-YEAR:
2.3%
TWO-YEAR:
2.9%
TWO-YEAR:
5.9%
North America Company-Operated Same-Restaurant Sales

Restaurant Margin Improvement Continues 9

SELLING APPROXIMATELY 135 RESTAURANTS
SELLING APPROXIMATELY 135 RESTAURANTS
IN CANADA TO NEW AND EXISTING FRANCHISEES
IN CANADA TO NEW AND EXISTING FRANCHISEES
Grow Canadian Restaurant Base by ~1/3 by 2020
Grow Canadian Restaurant Base by ~1/3 by 2020
Reimage ~60% of Canadian Restaurants by 2020
Reimage ~60% of Canadian Restaurants by 2020
Improve Quality of Earnings Through Increased
Improve Quality of Earnings Through Increased
Rental Income and Royalties
Rental Income and Royalties

GOALS:
GOALS:
Leverage turnkey development programs and
Leverage turnkey development programs and
other support services
other support services

PROSPECTIVE BUYERS
•
New and existing franchisees
•
Strong operators with proven success
•
Strong financially and well-capitalized
•
Growth mindset – commitment to Image
Activation and new restaurant development
•
Demonstrated commitment to customer service

© 2013 Oldemark LLC TODD PENEGOR Chief Financial Officer 12

© 2013 Oldemark LLC 2014 Second Quarter Results 13

14 *See reconciliation of Adjusted EBITDA in the appendix.
Q2 2014 Highlights
SALES $424.8 $571.2 -25.6
FRANCHISE REVENUES 98.6 79.3 24.3
TOTAL REVENUES $523.4 $650.5 -19.5
ADJUSTED EBITDA* $104.2 $102.1 2.1
Q2
2014
Q2
2013
%
Change
(Unaudited)
$ in millions

Q2 2014 Highlights
G&A $67.0 $74.8 -10.4
OPERATING PROFIT* 63.9 57.0 +12.1
ADJUSTED EPS* 0.09 0.08 +12.5
REPORTED EPS 0.08 0.03 +166.7
Q2
2014
Q2
2013
%
Change
(Unaudited)
$ in millions, except per-share amounts

* The 2014 Operating profit results include Facilities action charges (net of benefits) of $0.9 million, compared to $6.4 million in 2013. The 2014 results include Other operating expense of $4.4 million, primarily related to increased rent expense from real estate subleased to franchisees, compared to $0.4 million in 2013. EPS results include an effective tax rate of 43.8 percent in the second quarter of 2014 compared to 29.6 percent in the second quarter of 2013. The 2013 EPS results also include a $21.0 million pretax charge from the early extinguishment of debt. See reconciliation of Adjusted EPS in the appendix.

Q2 2014 vs. Q2 2013 – Adjusted EBITDA
Improved Quality of Earnings: Adjusted EBITDA growth in first full quarter after sale of 418 U.S. restaurants
*Includes unfavorable commodities impact of 80 bps
$ in millions

Selected Balance Sheet Highlights
Cash $372
Senior Debt $1,405
Capital Leases and Other Debt 49
Total Debt $1,454
TTM Adjusted EBITDA $379
Total Debt / TTM Adjusted EBITDA 3.8x
Net Debt / TTM Adjusted EBITDA 2.9x
$ in millions
Q2 2014

2014 Q2 Year to Date Cash Flow Highlights
Cash Flow from Operations $81.0
Capital Expenditures 114.5
Beginning Cash Balance $580.2
Change In Cash (208.5)
Ending Cash Balance $371.7
Q2 2014
$ in millions

© 2013 Oldemark LLC Canadian Growth Strategy 19

Canadian Growth Strategy

Overview of Wendy’s Canada
• 367 total restaurants; 137 Company operated
• Plan is to sell all Company-operated restaurants in Canada by end of Q1
2015, lowering total system company ownership from 15% to 13%
• Develops under-scale Canadian presence over an accelerated timeline
• Furthers system optimization efforts
• Generates incremental reimaging and development commitments
• Continues to improve quality of earnings
Strategic rationale

•
Reduce ongoing annualized G&A by ~ $8 million
•
Adjusted EBITDA-dilutive by up to $5 million in 2015
•
Adjusted EBITDA-neutral in 2016
•
Adjusted EBITDA-accretive in 2017 and beyond
•
Net income-neutral in 2015
•
Slightly net income-accretive in 2016 and beyond
Expected Outcomes

CASH PRIORITIES
Ended 2014
Q2 with
$372M
of Cash
• Image Activation Reimages, including
Increasing Scrape & Rebuilds
Invest in our
Business
• Generally in line with earnings growth
(subject to Board approval)
Dividend
Growth
• $100MM share repurchase authorization
through 12/31/15 to manage impact of
stock options and restricted shares
Share
Repurchase

Reaffirming 2014 Adjusted EBITDA and EPS Outlook
Estimates based on Company’s current outlook.

Adjusted EBITDA of $390 to $400 million / Adjusted EPS of $0.34 to $0.36
Reaffirming:
•
Company-operated Same-Restaurant Sales growth of 2.5 to 3.5%
•
Reduction in interest expense of approximately $15 million
•
Capital expenditures of $280 to $290 million, including approximately $215 million for Company-operated Image Activation restaurants
•
Company-operated restaurant margin outlook of 16.3 to 16.8 percent
• Includes significantly higher beef costs in second half
•
Reported effective tax rate of 38 to 40%

Reaffirming 2014 Adjusted EBITDA and EPS Outlook
Estimates based on Company’s current outlook.

•
Expect our third-quarter same-restaurant sales growth to be slightly less than the low end of full-year outlook of 2.5 to 3.5 percent.
•
Continue to anticipate significant year-over-year increase in Image
Activation restaurant closures during 3Q, when reimaging activity reaches
2014 peak. Due to the impact of these restaurant closures, expect year-
over-year 3Q Adjusted EBITDA to be approximately flat.
•
Expect earlier Image Activation closures to benefit 4Q 2014 same-
restaurant sales and Adjusted EBITDA / EPS.
Adjusted EBITDA of $390 to $400 million / Adjusted EPS of $0.34 to $0.36

Image Activation Franchise Adoption Accelerating
2011A
2012A 2013A 2014E
•
Investment: $450,000 to $650,000
•
Sales lifts: 10% to 20%
•
Flow-through: 40%
•
Closure period: Five weeks
•
Scrape and rebuilds: 35
*
HIGHER INVESTMENT CORRELATES WITH
HIGHER SALES LIFTS AND FLOW-THROUGH

TOTAL SYSTEM
REIMAGES AND NEW BUILDS
2014 REIMAGE TARGETS*
236
59
10
410-460
200 Company reimages
15 Company new
150-200 Franchise reimages
45 Franchise new
Estimates based on Company’s current outlook. Excludes deferred maintenance. Median cost for U.S. system.

On Target For $30 Million In G&A Savings from System Optimization
HIGHER EQUITY COMPENSATION EXPENSE TO PARTIALLY OFFSET SAVINGS
2012 Actual $288
2014 Estimate $275
Estimated Savings $  13
Stock Comp. Increase $  17
Savings Excl. Stock Comp. $  30
$ in millions
2014 ESTIMATE vs. 2012 ACTUAL
2014 ESTIMATE vs. 2013 ACTUAL
2013 Actual $294
2014 Estimate $275
Estimated Savings $  19
Stock Comp. Increase $  11
Savings Excl. Stock Comp. $ 30
COMPANY EXPECTS INCREMENTAL ANNUALIZED G&A REDUCTION OF ~$8 MM
FROM CANADIAN GROWTH INITIATIVE BY BEGINNING OF Q1 2015

Long-Term Outlook
SAME-RESTAURANT SALES
3%+
2015 ADJUSTED EBITDA
ADJUSTED EPS
Growth Rate in
Mid-to-High Single-Digits
Growth Rate  in Mid-Teens

2016 ADJUSTED EBITDA
Growth Rate in
High-Single-Digits
2017 & BEYOND ADJUSTED EBITDA
Growth Rate in
Low-Double Digits
NEW

© 2013 Oldemark LLC DAVID POPLAR Vice President Investor Relations 28

Q&A 29

Appendix 30

Reconciliation of Adjusted EBITDA to Net Income

2014 2013 2014 2013
Adjusted EBITDA 104,232 $        102,086 $        191,566 $        179,385 $
(Less) plus:
Depreciation and amortization   (39,495)           (38,719)           (81,516)           (90,516)
Facilities action charges (income), net   (883)                (6,377)             43,150            (9,415)
Impairment of long-lived assets   -                      -                      (332)                -
Operating profit   63,854            56,990            152,868           79,454
Interest expense (13,130)           (18,964)           (26,124)           (39,928)
Loss on early extinguishment of debt -                      (21,019)           -                      (21,019)
Other income (expense), net 857                 48                   1,380              (2,223)
Income before income taxes and noncontrolling interests 51,581            17,055            128,124           16,284
Provision for income taxes    (22,574)           (5,053)             (52,814)           (2,149)
Net income     29,007            12,002            75,310            14,135
Net loss attributable to noncontrolling interests -                      222                 -                      222
Net income attributable to The Wendy's Company 29,007 $          12,224 $          75,310 $          14,357 $
Three Months Six Months
Reconciliation of Adjusted EBITDA to Net Income
Attributable to The Wendy's Company
(In Thousands)
(Unaudited)

Reconciliation of Adjusted Income and Adjusted Earnings Per Share
to Net  Income and Earnings Per Share
Per share Per share
Adjusted income and adjusted earnings per share 34,217 $          0.09 $             31,779 $          0.08 $
(Less) plus:
Depreciation of assets that will be replaced as part of the Image Activation initiative     (3,369)             (0.01)               (2,654)             (0.01)
Facilities action charges, net      (1,841)             (0.00) (3,986)             (0.01)
Loss on early extinguishment of debt -                      -                      (13,137)            (0.03)
   Total adjustments      (5,210)             (0.01)               (19,777)            (0.05)
Net income 29,007             0.08                12,002             0.03
Net loss attributable to noncontrolling interests -                      -                      222                 0.00
Net income and earnings per share attributable to The Wendy's Company 29,007 $          0.08 $             12,224 $          0.03 $

Per share Per share
Adjusted income and adjusted earnings per share 60,466 $          0.16 $             44,878 $          0.11 $
Plus (less):
Facilities action (income) charges, net      24,315             0.06                (5,885)             (0.01)
Depreciation of assets that will be replaced as part of the Image Activation initiative     (9,266)             (0.02)               (11,721)            (0.03)
Impairment of long-lived assets (205)                (0.00) -                      -
Loss on early extinguishment of debt -                      -                      (13,137)            (0.03)
   Total adjustments      14,844             0.04                (30,743)            (0.07)
Net income 75,310             0.20                14,135             0.04
Net loss attributable to noncontrolling interests -                      -                      222                 0.00
Net income and earnings per share attributable to The Wendy's Company 75,310 $          0.20 $             14,357 $          0.04 $
Reconciliation of Adjusted Income and Adjusted Earnings Per Share to Net Income and
Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
Three Months
Six Months
2014 2013
2014 2013

33